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                                                          EXHIBIT 10.1
                      PROVIDENCE JOURNAL COMPANY

                      INCENTIVE STOCK UNITS PLAN

                   (Amended Restatement - December 31, 1993)
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1.  PURPOSE
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    The purpose of this Plan is to enable the Providence Journal Company
    (Company) to attract and retain persons of outstanding competence and to promote the stockholder point of view among key employees of the Company and members of its Board of Directors.

2.  ADMINISTRATION OF THE PLAN
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    The Plan shall be administered by the Compensation Committee (Committee) as appointed by the-Board of Directors of the Company.

3.  ELIGIBILITY OF EMPLOYEES AND DIRECTORS
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    The Committee shall (a) select those employees and directors to be granted
    Stock Units; (b) determine the number of Stock Units to be granted; (c) determine the time or times when Stock Units may be granted; (d) determine the time or times when amounts may become payable with respect to the Stock Units; (e) determine the fair market value of the Company's stock for the purpose of this Plan; (f) determine an appropriate interest rate for installment payments; and (g) approve purchase of Stock Units through the voluntary deferral of compensation.

4.  STOCK UNIT ACCOUNTS
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    The Committee shall record in a stock units account with respect to each grantee the number of Stock Units awarded or purchased and their fair market value on the date of the award or purchase, such fair market value to be determined in accordance with Paragraph 6 herein. Whenever the Company shall declare and pay a dividend, whether in cash or stock, upon its outstanding Common Stock, there shall be credited to the account of each grantee the equivalent of such dividend with respect to all the Stock Units credited to his account. At the end of each calendar year, the total amount of dividend equivalents credited to each account shall be converted into additional Stock Units at the fair market (the fair market formula outlined in -
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    deleted) value determined in accordance with Paragraph 6.
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5.  DATE AND AMOUNT OF PAYMENT
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    The amount to be paid to the grantee by the Company upon termina-

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    tion of grantee's participation in the Plan shall be the vested portion of the sum of (a) the excess, if any, of the total fair market value of the Stock Units awarded him on the date of payment over the fair market value of such Units as recorded in the Stock Units Account at date of grant(s); (b) the fair market value of the Stock Units on the date of payment resulting from conversion of dividends; and (c) any unconverted interim dividends credited to grantee.

    The date and method of payment and valuation shall be determined by this Committee The valuation shall coincide with the grantee's termination of employment, termination of service as a director, death, total disability or retirement, whichever occurs sooner. The amount payable may be installments not to exceed an overall period of ten years, or in one sum as determined by the Committee.

    Installment payouts shall earn interest on the unpaid balance as determined by the Committee.

    Special grantee requests for liquidation of vested stock units and payment,
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    for reasons other than indicated above, shall be reviewed by the Committee and subject to the sole discretion of the Executive Committee of the Board of Directors. A grantee initiating such a request must abstain from participating in any consideration or decision on the request. However, in no event will any request be entertained unless the grantee has achieved the age of 55, and in no event will the Committee permit liquidation, by special request, of more than twenty percent (20%) of the grantee's vested amount upon valuation in any calendar year.

    Valuation for purposes of determining the amount of the payment to be made pursuant to the preceding paragraph shall occur six months from the date the
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    request was approved.  Such payment shall be made immediately subsequent to
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    such valuation.

6.  FAIR MARKET VALUE
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    For purposes of the Plan, the fair market value of the Stock Units at the
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    date of valuation for Payment and conversion purposes will be 100% of the
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    fair market value of the shares of Common Stock of the Company determined by
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    reference to the most recent price offered by the Company to purchase shares
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    under the Quarterly Stock Repurchase Program of the Company, or if no such
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    Program is in effect by reference to an appropriate measure of current
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    market value as determined by the Committee.
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7.  VESTING
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    The amount payable with respect to each Stock Units grant, including those which are credited as dividend equivalents, shall become vested at the rate of 20% for each calendar year of employment (not exceeding five) after the calendar year in which the Stock

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    Units grant was made or credited as dividend equivalents. Vesting shall be considered completed (100%) when Stock Units are purchased with deferred compensation and when payment results from grantee's death, total disability, retirement, or involuntary termination of employment subsequent
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    to a change of control (as defined in employment related agreements with
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    executive officers and in effect on January 1 1994).
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    The increase in Stock Unit values resulting from the change in fair market value determination effective January 1, 1987 shall vest at a rate of 20% per calendar year and shall be considered completed (100%) when payments results from grantee's death or total disability.

    Vesting provisions shall not be applicable to non-employee grantees who are members of the Board of Directors.

8.  CONVERSION
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    Any grantee may elect, by written instructions to the Treasurer of the
    Company, to convert their vested Stock Unit Shares to fixed dollar deferred compensation beginning at age fifty-five (55) of up to 10% per year or such other rate as the Committee may approve. Such converted shares will earn interest at a rate determined by the Committee and will be payable as specified in paragraph 5.

9.  BENEFICIARIES
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    In the event of a grantee's death, the amount due under the terms of this
    Plan will be payable to beneficiary(s) designated under the Company's group life insurance; and if none, then to grantee's estate. Grantee may designate a different beneficiary in writing filed with the Treasurer of the Company.

10. AMENDMENT OR DISCONTINUANCE
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    The Board of Directors reserves the right to amend or discontinue the Plan but not to the detriment of grants made prior to such amendment or discontinuance.

11. EFFECTIVE DATE
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    This Plan as set forth herein shall be effective 12/31/93.
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    NOTE:  The base value of unit awards will be changed so that the change,
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    effective December 31. 1993, in the method of determining fair market value
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    contained in Paragraph 6, is neutral.
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